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[Allegiance LOGO]   Variable Annuity Application

          Alexander Hamilton Life Insurance Company of America . . . . .


1.   CONTRACT OWNER
                                                      / / Male
----------------------------------------------------- / / Female
Name

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Address

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City                   State            Zip
     /     /
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Date of Birth          Social Security or Taxpayer I.D.

(      )
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Daytime Telephone


2.   JOINT OWNER       (SPOUSE ONLY-NOT AVAILABLE
                              FOR QUALIFIED PLANS)
                                                     / /  Male
---------------------------------------------------- / /  Female
Name
     /    /
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Date of Birth          Social Security or Taxpayer I.D.

(      )
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Daytime Telephone

3.   ANNUITANT         (IF OTHER THAN CONTRACT OWNER)
                                             / /  Male
-------------------------------------------- / /  Female
Name

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Address

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City                   State            Zip
     /    /
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Date of Birth          Social Security or Taxpayer I.D.

(    )                     /     /
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Daytime Telephone      Annuity Start Date


4.   BENEFICIARY

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Primary                Relationship to Owner                   %

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Primary                Relationship to Owner                   %

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Contingent             Relationship to Owner


5.   TYPE OF PLAN

/ /  Non Qualified      / /  Non Qualified Deferred Comp
/ /  457 Deferred Comp  / /  Pension/Profit Sharing
/ /  IRA          / /  Custodial IRA      / /  SEP
/ /  403(b)-ERISA       / /  403(b)-Non ERISA
/ /  Other
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6.   PREMIUM PAYMENT

INITIAL PREMIUM  $
                  ----------------------------------------------
If IRA, SEP-IRA or 403(b) this Payment is a:
/ /  Rollover       / /  Transfer       / /  Direct Rollover
/ /  Regular-IRA, SEP-IRA or 403(b) Payment for tax year
IS THIS A 1035 EXCHANGE?:     / /  Yes  / /  No          -------


METHOD OF PAYMENT
/ /  Systematic Investment Program (attach form)
/ /  Automatic Reminder Notice
     Frequency (please circle one)      Q         SA        A

GROUP BILLING:
/ /  Add to existing Group    Group No.
/ /  New Group                         ------------------------


7.   INITIAL PREMIUM PAYMENT ALLOCATION

     Initial and subsequent payments will be allocated as shown below unless otherwise directed.

[CHUBB AMERICA FUND, INC.]
     [World Growth Stock - Templeton)             -------------%
     [International Equity - Lombard Odier]       -------------%
     [Emerging Growth - MFS]                      -------------%
     [Growth - Strong]                            -------------%
     [Domestic Growth Stock - Pioneer]            -------------%
     [Capital Growth - Janus]                     -------------%
     [Growth and Income - Warburg, Pincus]        -------------%
     [Balanced - JP Morgan]                       -------------%
     [High Yield - MFS]                           -------------%
     [Money Market - MFS]                         -------------%
[FIDELITY VP FUND]
     [Equity-Income]                              -------------%
     [Growth]                                     -------------%
[FIDELITY VIP FUND II]
     [Contrafund]                                 -------------%
     [Index 500]                                  -------------%
[MFS VARIABLE INSURANCE TRUST]
     [Research Series]                            -------------%
     [Utilities Series]                           -------------%
[OPPENHEIMER VARIABLE ACCOUNTS FUND]
     [Bond]                                       -------------%
     [Strategic Bond]                             -------------%
[CAPITAL DEVELOPER ACCOUNTS]
     [1-year Interest Rate Guarantee]             -------------%
     [7-year Interest Rate Guarantee]             -------------%
OTHER:
---------------------------------------------------------------%
Note:  5% minimum to any account.                      Total 100%

/ /  I understand that where applicable, my Initial Purchase
     Payment (other than amounts allocated to the Fixed Account) may be allocated to the Money Market Variable Sub-Account for 15 days after the Contract Date. It will then be allocated as specified above.

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8.   TELEPHONE TRANSFER

/ /  By checking one of the following boxes, I authorize the company to accept telephone transfers/reallocation
     instructions from:
     / / Only myself     / / Myself & my representative

     Representative name:---------------------------------------
     To change the allocation of any purchase payments and/or transfer funds among my investment choices based on my telephone instructions and/or the telephone instructions of my representative (if shown above), I agree to the established conditions and requirements stated in the prospectus. I agree to indemnify and hold Alexander Hamilton Life, its affiliates, any mutual fund managed by such affiliates and their trustees, directors, officers, employees, and agents harmless from any and all losses (including expenses) arising from such instructions.

     I am aware that telephone instructions will be recorded to protect me and the company and will be put into effect only when proper identification is provided.

9.   SPECIAL INSTRUCTIONS
     (ANNUITY ELECTIONS, ETC.)

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10.  REPLACEMENT

Will this contract replace any existing life insurance or
annuity with this or any other company?      / / Yes   / / No

11.  SIGNATURES

I hereby represent that all statements and answers given above are, to the best of my knowledge and belief, complete and true and may be relied upon in determining whether to issue the contract.

I agree that a photographic or facsimile copy of this application shall be valid as the original. I further acknowledge receipt of the current prospectus for the Allegiance variable annuity. I also acknowledge receipt of the current prospectuses for the variable subaccounts of the Allegiance variable annuity.

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. (Not applicable in Oregon.)

I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. I ALSO UNDERSTAND THAT THE CAPITAL DEVELOPER ACCOUNT SURRENDER VALUE MAY BE SUBJECT TO A POSITIVE OR NEGATIVE MARKET VALUE ADJUSTMENT.




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Owner

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Annuitant

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Dated at                       (City, State)

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Registered Representative/Agent Signature

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Joint Owner


-------------------   -------------------   --------------------
      Month                   Day                  Year


12.  TO BE COMPLETED BY REGISTERED REPRESENTATIVE

Based on the information available to you, do you believe this annuity as
applied for is a suitable investment?                  / / Yes   / / No
IF NO, PLEASE EXPLAIN
                      ---------------------------------------------------------

Will this contract replace or change any existing life insurance or annuity with
this or any other company?                             / / Yes   / / No
IF YES, PLEASE EXPLAIN
                      ---------------------------------------------------------

Please Select One Option:     / / Option A   / / Option B   / / Option C

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Registered Representative/Agent Signature

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Registered Representative/Agent Name (Please Print)

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Registered Representative/Agent Number

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Registered Representative/Agent Telephone Number

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Broker/Dealer Number

13.  MAILING INSTRUCTIONS

Make check payable to Alexander Hamilton Life Insurance Company of America. Please send check and application to: [One Granite Place], [P.O. Box 515], [Concord, NH 03302-0515]

              ALEXANDER HAMILTON
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              A LIFE INSURANCE SUBSIDIARY OF JEFFERSON-PILOT CORPORATION